BASIC AND DILUTED NET EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2011
BASIC AND DILUTED NET EARNINGS PER SHARE
NOTE 12:-	BASIC AND DILUTED NET EARNINGS PER SHARE

	Year ended December 31,
	2009	2010	2011

Numerator:

Net income attributed to Sapiens shareholders	$4,201	$6,152	$5,897

Denominator:

Denominator for basic earnings per share - weighted average number of common shares, net of treasury stock	21,573	21,583	28,460
Shares and related put options issued in Harcase acquisition (See Note 1d)	-	10	298
Stock options and warrants	1	588	2,006

Denominator for diluted net earnings per share - adjusted weighted average number of shares	$21,574	$22,181	$30,764

The weighted average number of shares related to outstanding anti-dilutive options and warrants excluded from the calculations of diluted net earnings per share was 2,763,298 and 834,844 and 1,308,212 for the years 2009, 2010 and 2011, respectively.